AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                    BETWEEN
                                JNL SERIES TRUST
                                      AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made as of May 1, 2010, by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Agreement").

     WHEREAS, Capital Guardian Trust Company was replaced with Franklin Templeton Institutional, LLC as Investment Sub-Adviser for the JNL/Capital Guardian International Small Cap Fund, and the parties wish to amend Schedule A and Schedule B of the Agreement to remove the JNL/Capital Guardian International Small Cap Fund, and add the JNL/Franklin Templeton International Small Cap Growth Fund.

     WHEREAS, the parties also wish to amend Schedule A and Schedule B of the Agreement to add the following six new funds to the Trust: 1) JNL/American Funds Blue Chip Income and Growth Fund; 2) JNL/American Funds Global Bond Fund; 3) JNL/American Funds Global Small Capitalization Fund; 4) JNL/American Funds Growth-Income Fund; 5) JNL/American Funds International Fund; and 6) JNL/American Funds New World Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Advisor agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2010, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2010, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

     IN WITNESS WHEREOF, the Advisor and the Trust have caused this Amendment to be executed as of this 1st day of May, 2010.

JNL SERIES TRUST

By:    /s/ Susan S. Rhee
Name:  Susan S. Rhee
Title: Vice President, Counsel, and Secretary

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:    /s/ Mark D. Nerud
Name:  Mark D. Nerud
Title: President

                                   SCHEDULE A
                               DATED MAY 1, 2010
                                (List of Funds)
--------------------------------------------------------------------------------

              JNL/American Funds Blue Chip Income and Growth Fund

                      JNL/American Funds Global Bond Fund

              JNL/American Funds Global Small Capitalization Fund

                     JNL/American Funds Growth-Income Fund

                     JNL/American Funds International Fund

                       JNL/American Funds New World Fund

                       JNL/AIM International Growth Fund

                         JNL/AIM Large Cap Growth Fund

                        JNL/AIM Global Real Estate Fund

                         JNL/AIM Small Cap Growth Fund

                  JNL/Capital Guardian U.S. Growth Equity Fund

             JNL/Capital Guardian Global Diversified Research Fund

                   JNL/Capital Guardian Global Balanced Fund

                  JNL/Credit Suisse Commodity Securities Fund

                       JNL/Credit Suisse Long/Short Fund

                           JNL/Eagle Core Equity Fund

                         JNL/Eagle SmallCap Equity Fund

                 JNL/Franklin Templeton Founding Strategy Fund

                   JNL/Franklin Templeton Global Growth Fund

                       JNL/Franklin Templeton Income Fund

           JNL/Franklin Templeton International Small Cap Growth Fund

                   JNL/Franklin Templeton Mutual Shares Fund

                  JNL/Franklin Templeton Small Cap Value Fund

                     JNL/Goldman Sachs Core Plus Bond Fund

                  JNL/Goldman Sachs Emerging Markets Debt Fund

                      JNL/Goldman Sachs Mid Cap Value Fund

                         JNL Institutional Alt 20 Fund

                         JNL Institutional Alt 35 Fund

                         JNL Institutional Alt 50 Fund

                         JNL Institutional Alt 65 Fund

                          JNL/Ivy Asset Strategy Fund

                     JNL/JPMorgan International Value Fund

                        JNL/JPMorgan MidCap Growth Fund

                JNL/JPMorgan U.S. Government & Quality Bond Fund

                        JNL/Lazard Emerging Markets Fund

                         JNL/Lazard Mid Cap Equity Fund

                           JNL/M&G Global Basics Fund

                          JNL/M&G Global Leaders Fund

                 JNL/Mellon Capital Management Bond Index Fund

                JNL/Mellon Capital Management Global Alpha Fund

                 JNL/Mellon Capital Management European 30 Fund

                   JNL/Mellon Capital Management Index 5 Fund

             JNL/Mellon Capital Management International Index Fund

               JNL/Mellon Capital Management Pacific Rim 30 Fund

               JNL/Mellon Capital Management Small Cap Index Fund

                   JNL/Mellon Capital Management 10 x 10 Fund

                JNL/Mellon Capital Management S&P 500 Index Fund

            JNL/Mellon Capital Management S&P 400 MidCap Index Fund

                       JNL/Oppenheimer Global Growth Fund

                           JNL/PAM Asia ex-Japan Fund

                            JNL/PAM China-India Fund

                           JNL/PIMCO Real Return Fund

                        JNL/PIMCO Total Return Bond Fund

                      JNL/PPM America High Yield Bond Fund

                       JNL/PPM America Mid Cap Value Fund

                      JNL/PPM America Small Cap Value Fund

                       JNL/PPM America Value Equity Fund

                    JNL/Red Rocks Listed Private Equity Fund

                            JNL/Select Balanced Fund

                          JNL/Select Money Market Fund

                             JNL/Select Value Fund

                             JNL/Select Value Fund

                   JNL/T. Rowe Price Established Growth Fund

                     JNL/T. Rowe Price Mid-Cap Growth Fund

                     JNL/T. Rowe Price Short-Term Bond Fund

                          JNL/T. Rowe Price Value Fund

                          JNL/S&P Managed Growth Fund

                       JNL/S&P Managed Conservative Fund

                      JNL/S&P Managed Moderate Growth Fund

                         JNL/S&P Managed Moderate Fund

                     JNL/S&P Managed Aggressive Growth Fund

                       JNL/S&P Disciplined Moderate Fund

                    JNL/S&P Disciplined Moderate Growth Fund

                        JNL/S&P Disciplined Growth Fund

                       JNL/S&P Competitive Advantage Fund

                     JNL/S&P Dividend Income & Growth Fund

                          JNL/S&P Intrinsic Value Fund

                            JNL/S&P Total Yield Fund

                                 JNL/S&P 4 Fund

--------------------------------------------------------------------------------

                                   SCHEDULE B
                               DATED MAY 1, 2010
                                 (Compensation)

--------------------------------------------------------------------------------

FUND                                    ASSETS                 ADVISORY FEE
----                                    ------              --------------------
                                                            (Annual Rate Based
                                                            on Average Net
                                                            Assets of each Fund)
--------------------------------------------------------------------------------
JNL/American Funds Blue Chip            $0 to $1 billion                 .70%
Income and Growth Fund                  Over $1 billion                  .65%
--------------------------------------------------------------------------------
JNL/American Funds Global Bond Fund     $0 to $1 billion                 .70%
                                        Over $1 billion                  .65%
--------------------------------------------------------------------------------
JNL/American Funds Global Small         $0 to $1 billion                 .75%
Capitalization Fund                     Over $1 billion                  .70%
--------------------------------------------------------------------------------
JNL/American Funds Growth-Income Fund   $0 to $1 billion                 .70%
                                        Over $1 billion                  .65%
--------------------------------------------------------------------------------
JNL/American Funds International Fund   $0 to $1 billion                 .85%
                                        Over $1 billion                  .80%
--------------------------------------------------------------------------------
JNL/American Funds New World Fund       $0 to $1 billion                1.05%
                                        Over $1 billion                 1.00%
--------------------------------------------------------------------------------
JNL/AIM International Growth Fund       $0 to $150 million               .70%
                                        $150 million to $500 million     .65%
                                        Over $500 million                .60%
--------------------------------------------------------------------------------
JNL/AIM Large Cap Growth Fund           $0 to $150 million               .70%
                                        Over $150 million                .65%
--------------------------------------------------------------------------------
JNL/AIM Global Real Estate Fund         $0 to $50 million                .75%
                                        Over $50 million                 .70%
--------------------------------------------------------------------------------
JNL/AIM Small Cap Growth Fund           $0 to $300 million               .85%
                                        Over $300 million                .80%
--------------------------------------------------------------------------------
JNL/Capital Guardian U.S.               $0 to $150 million               .70%
Growth Equity Fund                      $150 million to $500 million     .65%
                                        $500 million to $750 million     .60%
                                        Over $750 million                .55%
--------------------------------------------------------------------------------
JNL/Capital Guardian Global             $0 to $150 million               .75%
Diversified Research Fund               $150 million to $500 million     .70%
                                        $500 million to $750 million     .65%
                                        Over $750 million                .60%
--------------------------------------------------------------------------------
JNL/Capital Guardian Global             $0 to $500 million               .65%
Balanced Fund                           Over $500 million                .60%
--------------------------------------------------------------------------------
JNL/Credit Suisse                       $0 to $300 million               .70%
Commodity Securities Fund               Over $300 million                .60%
--------------------------------------------------------------------------------
JNL/Credit Suisse Long/Short Fund       $0 to $300 million               .80%
                                        Over $300 million                .75%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Fund              $0 to $100 million               .65%
                                        $100 million to $300 million     .60%
                                        Over $300 million                .55%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund         $0 to $100 million                .75%
                                       $100 million to $500 million      .70%
                                       Over $500 million                 .65%
--------------------------------------------------------------------------------
JNL/Franklin Templeton                 All Assets                          0%
Founding Strategy Fund
--------------------------------------------------------------------------------
JNL/Franklin Templeton                $0 to $300 million                 .75%
Global Growth Fund                    $300 million to $500 million       .65%
                                      Over $500 million                  .60%
--------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund    $0 to $100 million                 .80%
                                      $100 million to $200 million       .75%
                                      $200 million to $500 million       .65%
                                      Over $500 million                  .60%
--------------------------------------------------------------------------------
JNL/Franklin Templeton International  $0 to $500 million                 .95%
Small Cap Growth Fund                 Over $500 million                  .90%
--------------------------------------------------------------------------------
JNL/Franklin Templeton Mutual         $0 to $500 million                 .75%
Shares Fund                           Over $500 million                  .70%
--------------------------------------------------------------------------------
JNL/Franklin Templeton Small          $0 to $200 million                 .85%
Cap Value Fund                        $200 million to $500 million       .77%
                                      Over $500 million                  .75%
--------------------------------------------------------------------------------
JNL/Goldman Sachs Core                $0 to $500 million                 .60%
Plus Bond Fund                        Over $500 million                  .55%
--------------------------------------------------------------------------------
JNL/Goldman Sachs Emerging            $0 to $200 million                 .75%
Markets Debt Fund                     Over $200 million                  .70%
--------------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund  $0 to $100 million                 .75%
                                      Over $100 million                  .70%
--------------------------------------------------------------------------------
JNL/Institutional Alt 20 Fund         $0 to $500 million                 .15%
                                      Over $500 million                  .10%
--------------------------------------------------------------------------------
JNL/Institutional Alt 35 Fund         $0 to $500 million                 .15%
                                      Over $500 million                  .10%
--------------------------------------------------------------------------------
JNL/Institutional Alt 50 Fund         $0 to $500 million                 .15%
                                      Over $500 million                  .10%
--------------------------------------------------------------------------------
JNL/Institutional Alt 65 Fund         $0 to $500 million                 .15%
                                      Over $500 million                  .10%
--------------------------------------------------------------------------------
JNL/Ivy Asset Strategy Fund           $0 to $500 million                 .90%
                                      Over $500 million                  .85%
--------------------------------------------------------------------------------
JNL/JPMorgan International            $0 to $150 million                 .70%
Value Fund                            $150 million to $500 million       .65%
                                      Over $500 million                  .60%
--------------------------------------------------------------------------------
JNL/JPMorgan MidCap Growth Fund       $0 to $250 million                 .70%
                                      $250 million to $750 million       .65%
                                      $750 million to $1,500 million     .60%
                                      Over $1,500 million                .55%
--------------------------------------------------------------------------------
JNL/JPMorgan U.S. Government          $0 to $150 million                 .50%
& Quality Bond Fund                   $150 million to $300 million       .45%
                                      $300 million to $500 million       .40%
                                      Over $500 million                  .35%
--------------------------------------------------------------------------------
JNL/Lazard Emerging Markets Fund      $0 to $100 million                1.00%
                                      $100 million to $250 million       .90%
                                      Over $250 million                  .85%
--------------------------------------------------------------------------------
JNL/Lazard Mid Cap Equity Fund        $0 to $50 million                  .75%
                                      $50 million to $250 million        .70%
                                      Over $250 million                  .65%
--------------------------------------------------------------------------------
JNL/M&G Global Basics Fund            $0 to $500 million                 .85%
                                      Over $500 million                  .80%
--------------------------------------------------------------------------------
JNL/M&G Global Leaders Fund           $0 to $500 million                 .85%
                                      Over $500 million                  .80%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                 .30%
Bond Index Fund                       $500 million to $750 million       .25%
                                      Over $750 million                  .24%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                1.00%
Global Alpha Fund                     Over $500 million                  .90%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $50 million                  .37%
European 30 Fund                      $50 to $100 million                .31%
                                      Over $100 million                  .28%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         All assets                           0%
Index 5 Fund
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                 .30%
International Index Fund              $500 million to $750 million       .25%
                                      Over $750 million                  .24%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $50 million                  .37%
Pacific Rim 30 Fund                   $50 to $100 million                .31%
                                      Over $100 million                  .28%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                 .29%
Small Cap Index Fund                  $500 million to $750 million       .24%
                                      Over $750 million                  .23%
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         All assets                           0%
10 x 10 Fund
--------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                 .29%
S&P 500 Index Fund                    $500 million to $750 million       .24%
                                      Over $750 million                  .23%
-------------------------------------------------------------------------------
JNL/Mellon Capital Management         $0 to $500 million                 .29%
S&P 400 MidCap Index Fund             $500 million to $750 million       .24%
                                      Over $750 million                  .23%
--------------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund    $0 to $300 million                 .70%
                                      Over $300 million                  .60%
--------------------------------------------------------------------------------
JNL/PAM Asia ex-Japan Fund            $0 to $500 million                 .90%
                                      Over $500 million                  .85%
--------------------------------------------------------------------------------
JNL/PAM China-India Fund              $0 to $500 million                 .90%
                                      Over $500 million                  .85%
--------------------------------------------------------------------------------
JNL/PIMCO Real Return Fund            $0 to $1 billion                   .50%
                                      Over $1 billion                    .475%
--------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund      All assets                         .50%
--------------------------------------------------------------------------------
JNL/PPM America High Yield Bond Fund  $0 to $150 million                 .50%
                                      $150 million to $500 million       .45%
                                      Over $500 million                  .425%
--------------------------------------------------------------------------------
JNL/PPM America Mid Cap Value Fund    $0 to $500 million                 .75%
                                      Over $500 million                  .70%
--------------------------------------------------------------------------------
JNL/PPM America Small Cap Value Fund  $0 to $500 million                 .75%
                                      Over $500 million                  .70%
--------------------------------------------------------------------------------
JNL/PPM America Value Equity Fund     $0 to $300 million                 .55%
                                      Over $300 million                  .50%
--------------------------------------------------------------------------------
JNL/Red Rocks Listed                  $0 to $200 million                 .85%
Private Equity Fund                   Over $200 million                  .80%
--------------------------------------------------------------------------------
JNL/Select Balanced Fund              $0 to $50 million                  .55%
                                      $50 million to $150 million        .50%
                                      $150 million to $300 million       .475%
                                      $300 million to $500 million       .45%
                                      Over $500 million                  .425%
--------------------------------------------------------------------------------
JNL/Select Money Market Fund          $0 to $500 million                 0.28%
                                      Over $500 million                  0.25%
--------------------------------------------------------------------------------
JNL/Select Value Fund                 $0 to $300 million                 .55%
                                      $300 million to $500 million       .50%
                                      Over $500 million                  .45%
--------------------------------------------------------------------------------
JNL/T. Rowe Price                     $0 to $150 million                 .65%
Established Growth Fund               $150 to $500 million               .60%
                                      Over $500 million                  .55%
--------------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap             $0 to $150 million                 .75%
Growth Fund                           Over $150 million                  .70%
--------------------------------------------------------------------------------
JNL/T. Rowe Price                     $0 to $250 million                 .45%
Short-Term Bond Fund                  Over $250 million                  .40%
--------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund          $0 to $150 million                 .70%
                                      $150 to $500 million               .65%
                                      Over $500 million                  .60%
--------------------------------------------------------------------------------
JNL/S&P Managed Growth Fund           $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund     $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund  $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund         $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Managed Aggressive            $0 to $500 million                 .13%
Growth Fund                           Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Disciplined Moderate Fund     $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Disciplined                   $0 to $500 million                 .13%
Moderate Growth Fund                  Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Disciplined Growth Fund       $0 to $500 million                 .13%
                                      Over $500 million                  .08%
--------------------------------------------------------------------------------
JNL/S&P Competitive Advantage Fund    $0 to $500 million                 .40%
                                      Over $500 million                  .35%
--------------------------------------------------------------------------------
JNL/S&P Dividend Income & Growth Fund $0 to $500 million                 .40%
                                      Over $500 million                  .35%
--------------------------------------------------------------------------------
JNL/S&P Intrinsic Value Fund          $0 to $500 million                 .40%
                                      Over $500 million                  .35%
--------------------------------------------------------------------------------
JNL/S&P Total Yield Fund              $0 to $500 million                 .40%
                                      Over $500 million                  .35%
--------------------------------------------------------------------------------
JNL/S&P 4 Fund                        All Assets                           0%
--------------------------------------------------------------------------------